UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OncoCyte Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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May 21, 2021

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of OncoCyte Corporation which will be held on Thursday, June 24, 2021 at 10:00 a.m. Pacific Time at OncoCyte’s the principal offices 15 Cushing, Irvine, California 92618 or online through https://web.lumiagm.com/259974801.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting and instructions on how to gain admission to the Annual Meeting in person or online. Management will report on current operations, and there will be an opportunity for discussion concerning OncoCyte and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all shareholders who are able to attend.

Leslie Angel

Assistant Secretary

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 24, 2021

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of OncoCyte Corporation (the “Meeting”) will be held at OncoCyte’s principal office 15 Cushing, Irvine, California 92618 on Thursday, June 24, 2021 at 10:00 a.m. Pacific Time for the following purposes:

1. To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Ronald Andrews, Andrew Arno, Jennifer Levin Carter, Melinda Griffith, Alfred D. Kingsley, Andrew J. Last, and Cavan Redmond;

2. To ratify the appointment of OUM & Co. LLP as OncoCyte’s independent registered public accountants for the fiscal year ending December 31, 2021;

3. To approve an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, no par value, that we may issue from 150,000,000 shares to 230,000,000 shares (the “Common Stock Amendment”);

4. To approve an amendment to our Articles of Incorporation to formally change our corporate name from OncoCyte Corporation to Oncocyte Corporation;

5. To approve an amendment to our 2018 Equity Incentive Plan (the “Incentive Plan”) to make an additional 10,000,000 shares of common stock available for equity awards; and

6. To approve the adjournment of the Meeting if a quorum is not present or to provide additional time to solicit proxies for approval of the Common Stock Amendment; and

7. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.

The Board of Directors has fixed the close of business on May 10, 2021 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting or any postponement or adjournment of the meeting.

This year we have made arrangements for our shareholders to attend and participate at the Meeting through an online electronic video screen communication if they wish at https://web.lumiagm.com/259974801. If you wish to attend the Meeting in person or online you will need to gain admission in the manner described in the Proxy Statement.

Whether or not you expect to attend the Meeting in person or online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Meeting. If you should be present at the Meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held June 24, 2021.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://materials.proxyvote.com/68235C

By Order of the Board of Directors,

Leslie Angel

Assistant Secretary

Irvine, California

May 21, 2021

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Thursday, June 24, 2021

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

We are holding our Annual Meeting of Shareholders (the “Meeting”) for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants; (3) approving an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, no par value, that we may issue from 150,000,000 shares to 230,000,000 shares (“Common Stock Amendment Proposal”), (4) approving an amendment to our Articles of Incorporation to formally change our corporate name from OncoCyte Corporation to Oncocyte Corporation (the “Name Change Amendment Proposal”); (5) approving an amendment to our 2018 Equity Incentive Plan (the “Incentive Plan”) that, if approved, will make an additional 10,000,000 shares of common stock available for equity awards (the “Incentive Plan Amendment Proposal”) and (6) approving an adjournment of the Meeting for up to thirty days if a quorum is not present or if Oncocyte determines to solicit additional proxies for approval of the Common Stock Amendment Proposal (the “Adjournment Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of OncoCyte Corporation, a California corporation, for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific Time on Thursday, June 24, 2021 at its principal offices 15 Cushing, Irvine, California 92618 and via an online electronic video screen communication.

Q: Who is entitled to vote at the Meeting?

Only shareholders of record at the close of business on May 10, 2021, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were 89,833,751 shares of Oncocyte common stock, no par value, issued and outstanding, which constitutes the only class of Oncocyte voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

Directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Approval of the Common Stock Amendment Proposal and the Name Change Amendment Proposal will each require the affirmative vote of a majority of shares of our common stock issued, outstanding, and entitled to vote on the record date. All other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned by a vote of a majority of the shares present in person or by proxy.

Q: How many votes do my shares represent?

Each share of Oncocyte common stock is entitled to one vote in all matters that may be acted upon at the Meeting. Under Oncocyte’s Amended and Restated Bylaws cumulative voting will not be available in the election of directors.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For each other proposal described in this Proxy Statement, you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: How can I vote at the Meeting?

If you are a shareholder of record and you attend the Meeting in person, you may vote your shares at the Meeting by completing a ballot at the Meeting. If you are a shareholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares in person or online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “How to Attend the Annual Meeting” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting in person or online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting and vote in person or you may attend through online participation whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting in person or online will not revoke your proxy unless you also vote in person at the Meeting or you vote through internet voting during your online participation at the Meeting.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of Oncocyte a written revocation; or

●	deliver to the Secretary of Oncocyte a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting and vote in person or through internet voting during online participation.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

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Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our shareholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2021, (3) approval of the Common Stock Amendment Proposal, (4) approval of the Name Change Amendment Proposal, (5) approval of the Incentive Plan Amendment Proposal, and (6) approval of the Adjournment Proposal.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2021, (3) approval of the Common Stock Amendment Proposal, (4) approval of the Name Change Amendment Proposal, (5) approval of the Incentive Plan Amendment Proposal, and (6) approval of the Adjournment Proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares cannot vote in the election of directors or on the Incentive Plan Amendment Proposal, but may vote on certain matters considered to be routine under such rules, which may include, depending on the applicable rules, the approval of the appointment of our independent registered public accountants, the Common Stock Amendment Proposal, the Name Change Amendment Proposal, and the Adjournment Proposal. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

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Q: Who will bear the cost of soliciting proxies for use at the Meeting?

Oncocyte will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting in person or online, please read the “How to Attend the Annual Meeting” section of this Proxy Statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your shares in person or how to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or given to our shareholders on or about May 26, 2021.

ELIMINATING DUPLICATE MAILINGS

Oncocyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. We will deliver separate copies of the Proxy Statement and Annual Report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement, or Annual Report, you may contact us by telephone at (949) 409-7600, or by mail at 15 Cushing, Irvine, California 92618. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.

ELECTION OF DIRECTORS

At the Meeting, seven (7) directors will be elected to hold office until the next Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below, Ronald Andrews, Andrew Arno, Jennifer Levin Carter, Melinda Griffith, Alfred D. Kingsley, Andrew Last, and Cavan Redmond, are incumbent directors.

The vote required vote to elect a director is the affirmative vote of a majority of the shares represented at the Meeting at which a quorum is present; provided that the affirmative vote cast constitutes a majority of a quorum. It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

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Directors and Nominees

The names and ages of our nominees for election as directors all of whom are incumbent directors, are:

Ronald Andrews, 61, joined our Board of Directors in April 2018 and has served as our President and Chief Executive Officer since July 1, 2019. Mr. Andrews has over 30 years of experience in the molecular diagnostics and genomics industries, including experience integrating companies acquired in mergers. Mr. Andrews is the founder and former principal of the Bethesda Group, a consulting firm that advises companies in the molecular diagnostics and genomics fields. Prior to founding the Bethesda Group in 2015, Mr. Andrews served as President, Genetic Sciences Division of Thermo Fisher Scientific from September 2013 to December 2014, and as President, Medical Sciences Venture for Life Technologies from February 2012 to September 2013 when Life Technologies was acquired by Thermo Fisher. From 2004 to December 2010, Mr. Andrews was the Chief Executive Officer and Vice Chairman of the Board of Clarient, Inc., a cancer diagnostics company, and from December 2010 to February 2012 he served as CEO of GE Molecular Diagnostics after Clarient was acquired by GE Healthcare. Mr. Andrews oversaw the transition of Clarient, Inc. into GE Healthcare and established a strategic plan to integrate in vivo and in vitro diagnostic tests and expand GE’s presence in oncology. Mr. Andrews also held management positions with companies in diagnostics and related medical fields, including Roche Molecular Diagnostics, Immucor, Inc. and Abbott Labs. Mr. Andrews also serves as a director of Precipio, Inc. and previously served as a director of Oxford ImmunoTec. Mr. Andrews is also a member of the Board of Governors of CancerLinQ LLC, a wholly-owned non-profit subsidiary of the American Society of Clinical Oncology.

Andrew Arno, 61, joined our Board of Directors in June 2015 and has 30 years of experience handling a wide range of corporate and financial matters, including work as an investment banker and strategic advisor to emerging growth companies. He is currently Vice Chairman of Special Equities Group, LLC a privately held investment banking firm affiliated with Dawson James Securities Inc. and previously with Bradley Woods & Co. Ltd. Mr. Arno previously served as Vice Chairman at Chardan Capital Markets, LLC. From June 2013 until July 2015 Mr. Arno served as Managing Director of Emerging Growth Equities, an investment bank, and Vice President of Sabr, Inc., a family investment group. He was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of Smith Micro Software, Inc. and served as a director of Asterias Biotherapeutics, Inc. from August 2014 until it was acquired by Lineage Cell Therapeutics, Inc. in March 2019.

Jennifer Levin Carter, 57, joined our Board of Directors during August 2020. Dr. Carter is a healthcare executive, investor, board member and entrepreneur with a track record of developing and investing in innovative strategies and solutions at the intersection of and healthcare IT and services, digital health and machine learning, precision medicine, and genomics. Dr. Carter is a Managing Director at Sandbox Industries and Blue Venture Fund. Sandbox provides healthcare-related investment management exclusively for the Blue Venture Fund. Previously, Dr. Carter as Managing Director of JLC Precision Health Strategies and VP and of Head of Precision Health at Integral Health (now Valo Health), a Flagship Pioneering company. In 2018, Dr. Carter founded TrialzOWN, Inc. a healthcare company that was acquired in the development stage by Integral Health in March 2019. Prior to serving as CEO of TrialzOWN, Dr. Carter founded N-of-One, Inc. and served as its Chief Executive Officer from 2008 to 2012, and as its Chief Medical Officer from 2012 until its acquisition by Qiagen in 2019. At N-of-One, Dr. Carter led the creation of novel treatment strategies for cancer patients. Prior to founding N-of-One, Dr. Carter spent nine years working as an Investment Consultant with Levin Capital Strategies and with other groups specializing in biotechnology and life sciences investments evaluating existing and emerging markets, new medical technologies, and early-stage companies. After obtaining her medical degree, Dr. Carter practiced internal medicine at Mount Auburn Hospital in Cambridge, MA. Dr. Carter serves on the board of directors of DFP Healthcare Acquisitions Corp. Dr. Carter received a B.S. degree from Yale University, an MD from Harvard Medical School, an MPH from the Harvard School of Public Health, and an MBA from MIT.

Melinda Griffith, 66, joined our Board of Directors in July 2019. Ms. Griffith brings to our Board her years of business development and legal experience in advising public and private companies in the diagnostics and life sciences sectors. Ms. Griffith has been Vice President of Strategic Alliance Management and Chief Legal Counsel at the Parker Institute for Cancer Immunotherapy since 2016. Since 2015, Ms. Griffith has served as the Chair of the Board of Directors of Thrive Networks, a non-profit organization supporting healthcare, water and sanitation, and education projects in Vietnam, Cambodia and Laos. Previously, Ms. Griffith worked at Clarient, Inc., a CLIA-certified cancer testing lab, where she served as Senior Vice President from 2010 through 2013, as General Counsel from 2010 to 2011, and as Chief Compliance Officer and head of Business Development and Product Strategy from 2011 to 2013, where she aided the company through the public tender offer and sale process to GE Healthcare. Ms. Griffith previously served in executive roles at Axys Pharmaceuticals from 1992 to 1995, Genelabs Technologies from 1995 to 1998, Tethys Bioscience from 2008 to 2009, and CardioDx from 2014 to 2015. Additionally, Ms. Griffith served as the global head of licensing and law for Hoffmann La-Roche’s molecular diagnostic business from 1998 to 2007, where she oversaw the worldwide PCR licensing programs and directed its IP strategy and litigation in U.S. and foreign courts and agencies. Ms. Griffith directed GE Healthcare’s Congressional and Medicare lobbying efforts to address CMS coverage and reimbursement determinations for in vitro diagnostic tests from 2011 to 2013, and was on the Board of Directors of the California Clinical Laboratory Association from 2012 to 2013. Ms. Griffith received a JD from the University of California, Hastings College of the Law, and a Bachelor of Science degree in Business Administration from the University of California, Berkeley. She is admitted to practice law in New York and California.

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Alfred D. Kingsley, 78, joined the Board of Directors during September 2009 and served as Chairman of the Board from December 2010 until April 2018. Mr. Kingsley is also the Chairman of the Board of Directors of Lineage Cell Therapeutics, Inc. (Lineage), formerly BioTime. Mr. Kingsley’s long career in corporate finance and mergers and acquisitions includes substantial experience in helping companies to improve their management and corporate governance, and to restructure their operations in order to add value for shareholders. As Chairman of the Board of Lineage and formerly of Oncocyte, Mr. Kingsley has been instrumental in structuring their equity and debt financings and their business acquisitions. Mr. Kingsley has been general partner of Greenway Partners, L.P., a private investment firm, and President of Greenbelt Corp., a business consulting firm, since 1993. Mr. Kingsley was Senior Vice-President of Icahn and Company and its affiliated entities for more than 25 years. Mr. Kingsley served as a director of Asterias Biotherapeutics, Inc. from September 2012 until it was acquired by Lineage in March 2019. Mr. Kingsley holds a BS degree in economics from the Wharton School of the University of Pennsylvania, and a J.D. degree and LLM in taxation from New York University Law School.

Andrew J. Last, 61, joined the Board of Directors during December 2015. Dr. Last shares with our Board his many years of senior management experience commercializing products internationally in the genomics and life-sciences industries. Since 2019 Dr. Last has served as Executive Vice President and Chief Operating Officer of Bio-Rad Laboratories, Inc., a global leader in developing, manufacturing, and marketing a broad range of innovative products for the life science research and clinical diagnostic markets. Dr. Last previously served as Chief Commercial Officer at Berkeley Lights Inc., a digital cell biology company focused on enabling and accelerating the rapid development and commercialization of biotherapeutics and other cell-based products, and as Chief Operating Officer of Intrexon Corporation, company using synthetic biology to focus on programming biological systems to alleviate disease, remediate environmental challenges, and provide sustainable food and industrial chemicals. From 2010 to 2016, Dr. Last was Executive Vice President and Chief Operating Officer of Affymetrix. Before joining Affymetrix, Dr. Last served as Vice President, Global and Strategic Marketing of BD Biosciences and as General Manager of Pharmingen from 2004 to 2010. From 2002 to 2004, Dr. Last held management positions at Applied Biosystems, Inc., including as Vice President and General Manager from 2003-2004 and Vice President of Marketing 2002-2003. Earlier in his career, he served in a variety of management positions at other companies, including Incyte Genomics and Monsanto. Dr. Last holds Ph.D. and MS degrees with specialization in Agrochemical Chemicals and Bio-Aeronautics, respectively, from Cranfield University, and a BS degree in Biological Sciences from the University of Leicester in the United Kingdom.

Cavan Redmond, 60, joined our Board of Directors in August of 2015 and was appointed Chairman of the Board during April 2018. Mr. Redmond brings to our Board decades of executive pharmaceutical and healthcare experience demonstrating leadership in a diverse compliment of healthcare areas. Since 2014, Mr. Redmond has served as Partner for Zarsy, LLC. Mr. Redmond served as Chief Executive Officer of WebMD from May 2012 until May 2013. From August 2011 until May 2012, Mr. Redmond served as Group President, Animal Health, Consumer Healthcare and Corporate Strategy of Pfizer Inc., a pharmaceutical company. He served as Pfizer’s Group President, Animal Health, Consumer Healthcare, Capsugel and Corporate Strategy from December 2010 until August 2011 and as its Senior Vice President and Group President, Pfizer Diversified Businesses from October 2009 until December 2010. Prior to Pfizer’s acquisition of Wyeth, a pharmaceutical company, Mr. Redmond served as President, Wyeth Consumer Healthcare and Animal Health Business. Before that, he held the positions of President, Wyeth Consumer Healthcare from December 2007 until May 2009 and served on Wyeth Parmaceuticals’ Executive Leadership Team. At Wyeth, Mr. Redmond served as General Manager and Executive Vice President of Wyeth Bioparhma which grew into a leading global biotech company under his leadership. Mr. Redmond also served as a director of Lineage Cell Therapeutics, Inc. from February 2018 through July 2019 and has served on the boards of directors of The Wistar Institute of Anatomy and Biology and the Arthritis Foundation.

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Director Independence

Our Board of Directors has determined that Andrew Arno, Jennifer Levin Carter, Melinda Griffith, Alfred Kingsley, Andrew Last, and Cavan Redmond, qualify as “independent” in accordance with Rule 5605(a)(2) of The Nasdaq Stock Market LLC (“Nasdaq”). The members of our Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the members of our Compensation Committee meet the additional independence standards under Nasdaq Rule 5605(d)(2). Our independent directors received no compensation or remuneration for serving as directors except as disclosed under “CORPORATE GOVERNANCE—Compensation of Directors.” None of these directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above. Ronald Andrews does not qualify as “independent” because he is our Chief Executive Officer and President.

CORPORATE GOVERNANCE

Directors’ Meetings

During the fiscal year ended December 31, 2020, our Board of Directors met 20 times. None of our current directors attended fewer than 75% of the meetings of the Board and the committees on which they served. Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so.

Meetings of Non-Management Directors

Our non-management directors meet no less frequently than quarterly in executive session, without any directors who are Oncocyte officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.oncocyte.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officer, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to deter wrongdoing and to promote the conduct of all Oncocyte business in accordance with high standards of integrity, including, among other things: (i) compliance with applicable governmental laws, rules, and regulations; (ii) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (iii) the prompt internal reporting of any suspected violations of the Code of Ethics to appropriate persons or through Oncocyte’s Compliance Hotline/Helpline; (iv) complete cooperation in the investigation of reported violations and the provision of truthful, complete and accurate information; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.oncocyte.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although our Chief Executive Officer is a member of our Board, Cavan Redmond currently serves as Chairman of the Board. The Company believes that the Chairman can provide support and advice to the Chief Executive Officer, and lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

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The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities, regulatory compliance with respect to the operation of our CLIA laboratories, and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Nominating/Corporate Governance Committee reviews and must approve any business transactions between Oncocyte and its executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

Hedging Transactions

We have adopted an Insider Trading Policy that generally prohibits our employees, including our officers, directors, and their designees from engaging in short sales of Oncocyte securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery), or other hedging or monetization transactions with respect to Oncocyte securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, the members of which are “independent” as defined in Nasdaq Rule 5605(a)(2). The members of the Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. The members of the Compensation Committee must also meet the additional independence considerations under Nasdaq Rule 5605(d)(2). We also have a Science & Technology Committee and a Finance and Strategy Committee, the members of which need not be independent.

Audit Committee

The members of the Audit Committee are Andrew Arno (Chair), Andrew Last, and Cavan Redmond. Jennifer Levin Carter and Alfred Kingsley have been appointed to join the Audit Committee, and Cavan Redmond will step down from the Audit Committee, immediately after the Meeting. The Audit Committee held six meetings during 2020. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls. The Audit Committee has a written charter that requires the members of the Audit Committee to be directors who are independent in accordance with the applicable Nasdaq Rules and Rule 10A-3 under the Exchange Act. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

Our Board of Directors has determined that Andrew Arno meets the criteria of an “audit committee financial expert” within the meaning of the SEC’s regulations based on his many years of experience in the investment banking industry, and his audit committee service at another company, including the evaluation of financial statements.

Compensation Committee

The members of the Compensation Committee are Melinda Griffith (Chair), Andrew Arno, and Andrew Last. The Compensation Committee met nine times during 2020. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our 2018 Equity Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

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Oncocyte has engaged Anderson Pay to provide compensation consulting services and advice to management and the Compensation Committee, which has generally included market survey information and competitive market trends in employee, executive and directors’ compensation programs. Anderson Pay has also made recommendations to the Compensation Committee with respect to pay mix components such as salary, bonus, equity awards and the target market pay percentiles in which executive compensation should fall so Oncocyte can be competitive in executive hiring and retention.

Report of the Audit Committee on the Audit of Our Consolidated Financial Statements

The following is the report of the Audit Committee with respect to Oncocyte’s audited consolidated financial statements for the year ended December 31, 2020.

Cavan Redmond will step down from our Audit Committee immediately after the Meeting. In April 2021 Alfred Kingsley was appointed to join our Audit Committee and in May 2021 Jennifer Levin Carter was appointed to join our Audit Committee, in each case immediately after the Meeting, and neither participated in meetings of the Audit Committee during 2020 or in Audit Committee discussions with our independent registered public accountants with respect to the audit of our consolidated financial statements for the year ended December 31, 2020.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Oncocyte specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of OUM & Co., LLP, our independent registered public accountants, concerning the audit of our consolidated financial statements for the year ended December 31, 2020. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Oncocyte’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2020. Our auditors also discussed with the Audit Committee the adequacy of Oncocyte’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2020 to review and discuss our consolidated financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Andrew Arno (Chair), Andrew Last, and Cavan Redmond.

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Nomination of Candidates for Election as Directors

Nominating/ Corporate Governance Committee and Nominating Policies and Procedures

The members of the Nominating/Corporate Governance Committee are Andrew Last (Chair), Andrew Arno, Melinda Griffin, and Cavan Redmond. Alfred Kingsley has been appointed to join the Nominating/Corporate Governance Committee, and Melinda Griffith will step down from the Nominating/Corporate Governance Committee, immediately after the Meeting. The Nominating/Corporate Governance Committee held four meetings during 2020.

The purpose of the Nominating/Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating/Corporate Governance Committee also overseas compliance with, and all requests for waivers of, our Code of Ethics, and under our Interested Persons Transaction Policy reviews for approval transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

The Nominating/Corporate Governance Committee will consider nominees for election as directors proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in proper written form, either by personal delivery or by United States registered mail, to our corporate Secretary at our principal executive offices no earlier than the close of business on the 120th calendar day and no later than the close of business on the 90th calendar day prior to the anniversary date of the immediately preceding annual meeting of shareholders. If the current year’s annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary of the immediately preceding annual meeting of shareholders, notice must be received not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of the annual meeting of shareholders. To be in proper written form, the notice from a shareholder must include the information required by our Amended and Restated Bylaws. A copy of the Nominating/Corporate Governance Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

The Board and the Nominating/Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating/Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Oncocyte that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of Oncocyte and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating/Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical or diagnostic industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize cancer diagnostic tests.

Because our principal executive office is located in California, we must comply with recently enacted Section 301.3 and Section 301.4 of the California Corporations Code. Section 301.3 provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California may be required to have as many as three female directors by the close of 2021, depending on the authorized number of directors. Section 301.4 provides that a publicly held corporation that has its principal executive offices in California must have at least one director from an underrepresented community by the close of 2021, and may be required to have as many as three directors from underrepresented communities by the close of 2022 depending on the authorized number of directors. Section 301.4 defines a director from an underrepresented community to mean an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender. Failure to comply with Section 301.3 or Section 301.4 can lead to the imposition of fines. Our Board of Directors presently includes two women and one member of our Board of Directors is a director from an underrepresented community. Our Board of Directors intends to cause us to comply with Section 301.3 and Section 301.4 by adding qualified women and qualified persons from underrepresented communities to our Board of Directors.

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DIRECTOR COMPENSATION

Directors and members of committees of the Board of Directors who are salaried employees of Oncocyte are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

Non-employee directors, other than the Chairman of the Board of Directors, received an annual fee of $35,000 in cash during 2020. In addition to cash fees, non-employee directors received options to purchase 57,000 shares of common stock under our 2018 Equity Incentive Plan (the “Incentive Plan”) during 2020. In 2020, our Chairman received an annual cash fee of $70,000 and an annual award of options to purchase 62,000 shares of Oncocyte common stock.

The annual fee of cash was paid in quarterly installments, and the stock options granted vested and became exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders. The options will expire if not exercised ten years from the date of grant.

Directors who served on the Audit Committee, the Compensation Committee, the Nominating/Corporate Governance Committee, Science and Technology Committee or the Finance Committee during 2020 received, in addition to other fees payable to them as directors, the following annual fees which were paid in quarterly installments:

●	Audit Committee Chairman: $15,000
●	Audit Committee Member other than Chairman: $7,500
●	Compensation Committee Chairman: $10,000
●	Compensation Committee Member other than Chairman: $5,000
●	Nominating/Corporate Governance Committee Chairman: $10,000
●	Nominating/Corporate Governance Committee Member other than Chairman: $5,000
●	Science and Technology Committee Chairman: $10,000
●	Science and Technology Committee Member other than Chairman: $5,000
●	Finance and Strategy Committee Member: $5,000

During May 2020, we entered into Acknowledgement and Agreements (the “Deferral Agreements”) with certain of our non-employee directors pursuant to which our they agreed to defer a portion of their compensation. Deferred fees accrued interest at 6% per annum. On December 8, 2020 the deferred fee obligations were settled by paying the fees and accrued interest in cash or, as agreed individually by participating directors and Oncocyte, a combination of cash and shares of our common stock.

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The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2020 and who were not our employees on the date the compensation was earned.

Name	Fees Earned Or Paid in Cash(1)		Option Awards (2)		Nonqualified Deferred Compensation Earnings(3)	Total
Andrew Arno	$65,000	(4)	$106,590	(5)	$628	$172,218
Jennifer Levin Carter	$17,500		$61,560	(6)	$—	$79,060
Melinda Griffith	$55,000		$106,590	(5)	$1,163	$162,753
Alfred D. Kingsley	$40,000	(7)	$106,590	(5)	$387	$146,977
Andrew J. Last	$72,500	(8)	$106,590	(5)	$1,459	$180,549
Aditya Mohanty (9)	$17,500		$—		$—	$17,500
Cavan Redmond	$82,500	(10)	$115,940	(11)	$1,660	$200,100

(1)	Certain directors elected to receive shares of Oncocyte common stock at market value in lieu of a portion of their cash fees.

(2)	Options granted will vest and become exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates.

(3)	Reflects interest accrued and paid to those directors who elected to enter into Deferral Agreements. Certain directors elected to receive a portion of their interest in shares of Oncocyte common stock at market value.

(4)	Of the total fees earned and interest accrued on deferred fees, $19,877 was paid in 9,602 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock.

(5)	Mr. Arno, Ms. Griffith, Mr. Kingsley, and Mr. Last each received 57,000 stock options on June 17, 2020. The options are exercisable at an exercise price of $2.38 per share.

(6)	Ms. Carter received 57,000 stock options on August 24, 2020 upon joining our Board of Directors. The options are exercisable at an exercise price of $1.40 per share.

(7)	Of the total fees earned and interest accrued on deferred fees, $12,232 was paid in 5,909 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock.

(8)	Of the total fees earned and interest accrued on deferred fees, $33,500 was paid in 16,184 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock.

(9)	Mr. Mohanty’s term as a director expired on the date of our 2020 Annual Meeting of Shareholders.

(10)	Of the total fees earned and interest accrued on deferred fees, $38,121 was paid in 18,416 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock.

(11)	Mr. Redmond received 62,000 stock options on June 17, 2020. The options are exercisable at an exercise price of $2.38 per share.

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EXECUTIVE OFFICERS

Ronald Andrews, Chief Executive Officer and President, Mitchell Levine, Chief Financial Officer, Douglas Ross, M.D., Chief Science Officer, Padma Sundar, Chief Commercial Officer, and Li Yu, Vice President, Controller and Chief Accounting Officer are our executive officers. Albert Parker served as our Chief Operating Officer, Lyndal K. Hesterberg served as our Chief Scientific Officer, and Tony Kalajian served as our Sr. Vice President and Chief Accounting Officer during 2020.

Mitchell Levine joined Oncocyte as Chief Financial Officer in November 2017. In 2000, Mr. Levine founded Enable Capital Management. LLC, the general partner of Enable Growth Partners, L.P. which provided growth capital to private and publicly traded companies, catalyzing transformative corporate innovation, job growth, and economic expansion in technology, life sciences, consumer products, and energy. Prior to founding Enable, Mr. Levine was a founding member of The Shemano Group, a leading San Francisco-based investment bank that focused on the capital needs of growth companies. He has also worked at Bear Stearns and Lehman Brothers. Mr. Levine received his BA from the University of California, Davis.

Douglas Ross, M.D. was appointed Chief Science Officer during March 2020. Prior to joining Oncocyte, Dr. Ross was a principal of the Bethesda Group, LLC, biomedical consulting company that he co-founded in 2015. From 2014, until founding Bethesda Group, Dr. Ross served as Chief Scientific Officer of CardioDx, Inc. In 2011 Dr. Ross joined the Medical Science Division of Life Technologies and served as its Chief Scientific Officer on a consulting basis until that company was acquired by Thermo Fisher Scientific in 2013. Dr. Ross’s private sector career started in 2000 as Chief Scientific Officer of Applied Genomics, Inc. (AGI), a company he co-founded after post-doctoral training at Stanford University. AGI translated insights from gene expression patterns into immunohistochemistry multivariate assays targeted to actionable clinical problems. In 2009, Clarient, Inc., a national pathology reference laboratory, acquired AGI and Dr. Ross continued his role as Chief Scientific Officer. General Electric Healthcare acquired Clarient in December 2010, and Dr. Ross continued as Chief Scientific Officer, working with the business development and partnership teams at Clarient and capital teams at GE Healthcare. Dr. Ross obtained his M.D. and his Ph.D. in Pathology from the University of Washington while studying at the Fred Hutchinson Cancer Research Center in Seattle, Washington.

Padma Sundar was appointed Chief Commercial Officer during January 2021 after serving as Senior Vice President—Marketing and Market Access since May 2019. Before joining Oncocyte, Ms. Sundar served as Vice President of Strategy and Market Access at CellMax Life, a liquid biopsy company, from 2017 until 2019, and she served as Director of Marketing at Guardant Health, Inc., cancer diagnostics company, from 2016 until 2017. Previously, Ms. Sundar was Senior Director at Roche Sequencing and was Senior Director for the oncology portfolio at Affymetrix. Ms. Sundar began her career at McKinsey and Company, and received her M.B.A. and M.P.H. from the University of California, Berkeley, and her B.A. in Chemistry from the University of Delhi.

Li Yu was appointed Vice President, Controller, and Principal Accounting Officer effective May 18, 2021. Ms. Yu is a Certified Public Accountant who brings to Oncocyte more than 20 years of accountancy experience. Prior to joining Oncocyte, Ms. Yu served as Vice President and Corporate Controller for Acacia Research, Inc. for two years, as Controller of Key Data Systems, Inc. from 2018-2019, and as Assistant Controller of Lantronix, Inc. from 2014 -2017. Previously, Ms. Yu held a number of accounting positions with major corporations, including Conexant Systems, Inc., The Home Depot Supply, Mankind Corporation, and Buena Vista International TV, part of the Walt Disney Company. Ms. Yu received a Master of Science in Accountancy from Wake Forest University.

EXECUTIVE COMPENSATION

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements.

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The following tables show certain information relating to the compensation of our President and Chief Executive Officer, the two highest paid individuals other than our President and Chief Executive Officer who were serving as executive officers at year end and whose total individual compensation exceeded $100,000 during 2020, and our former Chief Operating Officer whose total individual compensation exceeded $100,000 during 2020 and who would have been among the two highest paid executive officers other than our President and Chief Executive Officer had he continued to serve as an executive officer at the end of 2020. We refer to such executive officers as our “Named Executive Officers”.

Summary Compensation Table

Name and principal position	Year	Salary		Bonus		Stock Awards(1)		Option Awards(1)		Nonqualified Deferred Compensation Earnings(2)		All Other Compensation(3)		Total
Ronald Andrews	2020	$487,385		$465,600	(4)	—		$68,500	(5)	$9,190		$16,175		$1,046,850
President and Chief Executive Officer	2019	$276,250	(6)	$—		163,150	(7)	$1,626,562	(7)	$—		$—		$2,065,962

Mitchell Levine	2020	$361,999	(8)	$131,670		$44,800	(9)	$504,431	(10)	$721	(8)	$14,839		$1,058,460
Chief Financial Officer	2019	$343,063		$131,670		$70,400	(11)	$600,142	(11)	$—		$12,662		$1,157,937

Padma Sundar	2020	$293,260	(13)	$60,000				$543,150	(14)	$297	(13)	$11,665		$908,372
Senior Vice President, Marketing and Market Access(12)	2019	$158,323		$—				$615,600	(14)	$—		$—		$773,923

Albert P. Parker	2020	$348,948	(16)	$133,465				$530,363	(17)	$1,082	(16)	$386,135	(18)	$1,399,993
Chief Operating Officer(15)	2019	$350,233		$57,120				$490,000	(19)	$—		$14,000		$911,353

(1)

Option awards granted under our 2010 Employee Stock Option Plan (the “Option Plan”) or under our Incentive Plan are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Except as otherwise indicated below, one quarter of the options will vest upon completion of 12 full months of continuous employment measured from the grant date, and the balance of the options shall vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment. Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718. For stock options that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

Stock awards consist entirely of restricted stock units (“RSUs”) and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the NYSE American as if the stock awards were fully vested. Beginning on March 8, 2021, our common stock began trading on the NASDAQ Global Market under the symbol “OCX”, and prior to that date our common stock was traded on the NYSE American under the same symbol.

(2)	Reflects interest accrued and paid to those executives who elected to enter into Deferral Agreements. Certain executives elected to receive a portion of their interest in shares of Oncocyte common stock at market value on the date of payment.

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(3)	Other compensation consists primarily of employer contributions to employee accounts under our 401(k) plan. Also includes accrual of severance compensation in the case of an executive terminated in December 2020.

(4)	The amount of Mr. Andrews bonus includes RSUs for 106,221 shares of common stock under our Incentive Plan that Mr. Andrews agreed to accept in lieu of $279,360 in cash as part of his discretionary bonus. The number of RSUs granted was determined based on the $279,360 divided by the $2.63 per share closing price of Oncocyte common stock on May 7, 2020. The RSUs will vest on May 7, 2021, the anniversary of the grant date.

(5)	In July 2020, Mr. Andrews was granted 50,000 stock options exercisable at an exercise price of $1.68 per share.

(6)	Mr. Andrews was appointed President and Chief Executive Officer effective July 1, 2019. Amounts shown as salary in the table above includes $36,250 of cash fees that Mr. Andrews received for services as a non-employee director prior to July 1, 2019.

(7)	In July 2019, Mr. Andrews was granted (i) options to purchase 950,000 shares of common stock, effective on the date his employment commenced, at an exercise price of $2.51 per share, (ii) options to purchase 50,000 shares of common stock effective on upon completion of one year of continuous service as an employee which are included in the table as part of his 2020 compensation because the grant of the options did not become effective until July 2020 when Mr. Andrews completed a year of continuous service as an employee, and (iii) RSUs with respect to 65,000 shares of common stock, effective upon his completion of one year of continuous service as an employee. The fair value of the RSUs was measured as of the July 1, 2019 grant date based on the closing price of Oncocyte common stock quoted on the NYSE American on that date.

(8)	Of the total salary earned and interest accrued on deferred salary, $20,950 was paid in 10,121 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock on the payment date.

(9)	In April 2020, Mr. Levine was granted 20,000 RSUs which vest one year from the date of grant. The fair value of the RSUs was measured as of the April 28, 2020 grant date based on the closing price of Oncocyte common stock quoted on the NYSE American on that date.

(10)	In February 2020, Mr. Levine was granted 204,000 stock options exercisable at an exercise price of $2.63 per share. The amount shown in the table also includes $69,911 of value for stock options granted in May 2018 that vested during June 2020 when the performance conditions required for vesting were met.

(11)	In March 2019, Mr. Levine was granted 245,000 stock options exercisable at an exercise price of $3.52 per share and 20,000 RSUs. The RSUs vested on March 14, 2020. The fair value of the RSUs was measured as of the March 14, 2019 grant date based on the closing price of Oncocyte common stock quoted on the NYSE American on that date.

(12)	Ms. Sundar was appointed Senior Vice President, Marketing and Market Access effective May 22, 2019 and was promoted to Chief Commercial Officer effective January 4, 2021. All amounts shown in the table above reflect Ms. Sundar’s compensation prior to her promotion.

(13)	Of the total salary earned and interest accrued on deferred salary, $8,646 was paid in 4,177 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock on the payment date.

(14)	In February 2020, Ms. Sundar was granted 255,000 stock options at an exercise price of $2.63 per share and in May 2019, Ms. Sundar was granted 180,000 stock options at an exercise price of $4.94 per share.

(15)	Mr. Parker served as our Chief Operating Officer from August 2018 until December 2020.

(16)	Of the total salary earned and interest accrued on deferred salary, $11,564 was paid in 5,586 shares of common stock at $2.07 per share based on the closing price of Oncocyte common stock on the payment date.

(17)	In February 2020, Mr. Parker was granted 204,000 stock options at an exercise price of $2.63 per share. The amount shown in the table also includes $95,843 of value for stock options granted in August 2018 that vested during June 2020 when the performance conditions required for vesting were met.

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(18)	Includes $361,757 of severance compensation accrued pursuant to Mr. Parker’s CIC Agreement, as discussed below, upon the termination of Mr. Parker’s employment in December 2020

(19)	In March 2019, Mr. Parker was granted 200,000 stock options at an exercise price of $3.52 per share.

Executive Employment Agreements, Deferral Agreements, and Change of Control Provisions

Employment Agreements

We have entered into Employment Agreements with our Named Executive Officers.

Pursuant to his employment agreement, the annual salary of our President and Chief Executive Officer Ronald Andrews, was set at $480,000. Mr. Andrews is also eligible to receive annual bonuses, to the extent approved by the Board of Directors in its discretion, based on the achievement of predetermined company and individual objectives set by the Board of Directors or its Compensation Committee from time to time. During 2020 Mr. Andrews was awarded a discretionary bonus of $465,600. Mr. Andrews agreed to accept RSUs for 106,221 shares of common stock under our Incentive Plan in lieu of a $279,360 cash portion of that discretionary bonus. The 106,221 RSUs were determined based on $279,360 divided by the $2.63 per share closing price of Oncocyte common stock as quoted on the NYSE American on May 7, 2020. The RSUs will vest on May 7, 2021, the anniversary of the grant date.

Pursuant to his employment agreement, Mr. Andrews received the following equity awards under the Incentive Plan: (i) options to purchase 950,000 shares of Oncocyte common stock effective on the date his employment commenced (the “Initial Grant”); (ii) options to purchase 50,000 shares of common stock, effective on upon his completion of one year of continuous service as an employee (the “Second Grant”); and (iii) RSUs with respect to 65,000 shares of common stock, effective upon his completion of one year of continuous service as an employee. The exercise price of the options in the Initial Grant and Second Grant was the fair market value of a share of Oncocyte common stock on the applicable effective date of grant, determined in accordance with the Incentive Plan.

The vesting schedule of the options in the Initial Grant pursuant to which the options became or will become exercisable is as follows: twenty-five percent of the options vested upon Mr. Andrew’s completion of one year of continuous service as an employee, and the balance of the options began to vest in 36 equal monthly installments, commencing on the first anniversary of the effective date of the Initial Grant, subject to his continued service as an employee on the applicable vesting date.

The options in the Second Grant vested upon Mr. Andrew’s completion of one year of continuous service as an employee from the effective date of the Second Grant. The 65,000 RSUs will vest on July 1, 2021.

During 2020, the annual salary of Mitchell Levine our Chief Financial Officer was increased from $346,500 to $362,000. Pursuant to Mr. Levine’s employment agreement he is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of not less than 40% of his base salary, based on his achievement of specific, objectively determinable, performance goals at target levels for the year.

During 2020, the annual salary of Padma Sundar, then our Vice President—Marketing and Market Access, was increased from her starting salary of $260,000 pursuant to her employment agreement to $294,580. Pursuant to her employment agreement, she is eligible to receive annual cash incentive bonus awards determined by the Board of Directors, with a target bonus of not less than 35% of her base salary, based on the achievement of specific, objectively determinable, individual and company performance goals at target levels for the year.

On September 28, 2020, the full-time employment of Albert Parker, our Chief Operating Officer and Secretary, was terminated and he was retained as a part-time employee under the terms of a Reduction in Salary Agreement as part of a cost savings plan that also included the conversion of certain other executive officers from full-time to part-time employees. Mr. Parker’s part-time employment terminated on December 18, 2020. During the period of his part-time employment, Mr. Parker received 50% of his regular bi-weekly salary and remained eligible to participate in Oncocyte’s employee benefit plans and our Incentive Plan, but he no longer accrued paid time off. Mr. Parker’s salary deferral under the terms of his Deferral Agreement, as discussed below under “Salary Deferral Agreements,” ended on September 28, 2020 and his accrued deferred salary plus accrued interest was paid during December 2020.

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Salary Deferral Agreements.

During May 2020, we entered into Deferral Agreements with certain of our executive officers pursuant to which our they agreed to defer a portion of their compensation and to receive interest on the deferred amount.

Ronald Andrews, our Chief Executive Officer, agreed to defer 30% of his base salary, and $186,240 of a discretionary bonus that otherwise would have been payable in cash. Mitchell Levine, our Chief Financial Officer and Albert Parker, our former Chief Operating Officer, each agreed to defer 20% of their base salary, and Padma Sundar, our Chief Commercial Officer, agreed to defer 10% of her base salary.

On December 11, 2020, Messrs. Andrews, Levine, and Parker, and Ms. Sundar received payment of their deferred compensation and accrued interest. Mr. Andrews received payment in cash and Messrs. Levine and Parker and Ms. Sundar received payment in cash and shares of Oncocyte common stock valued at the closing price of the common stock on the NYSE American on December 8, 2020.

Change in Control and Severance Plan

We have adopted the OncoCyte Corporation Change in Control and Severance Plan (the “CIC Plan”) which provides change in control and other severance benefits to a select group of our management or highly compensated employees, including our executive officers, who have executed a Change in Control and Severance Agreement (“CIC Agreement”) and who otherwise satisfy the conditions set forth in their CIC Agreement and the provisions of the CIC Plan. Pursuant to the CIC Plan, we have entered into CIC Agreements with certain executive officers, including our President and Chief Executive Officer, Ronald Andrews, our Chief Financial Officer, Mitchell Levine, our Chief Commercial Officer, Padma Sundar, and our former Chief Operating Officer, Albert Parker. Each of their CIC Agreements has the effect of modifying the executive’s employment agreement and provides that if we terminate the executive’s employment without “cause” or if the executive resigns for “good reason”, the executive will receive a severance payment in the amount of 12 months of his or her base salary and accelerated vesting of stock options, restricted stock units, and any other equity awards (“Equity Awards”) that were schedule to vest based on the passage of time during the 12 months following the termination of employment. In addition to those severance benefits, if a termination of the executive’s employment without “cause” or a resignation for “good reason” occurs within three months before or twelve months after a “change in control,” the executive will also receive his or her target bonus for the year and the vesting of all Equity Awards will be fully accelerated. In addition to the foregoing, the terminated executive will receive a lump sum payment (which shall not be grossed up for applicable income and employment taxes) equal to twelve months of the premium costs of group health plan continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) to the same extent provided under Oncocyte’s group health plan. In order to receive the severance benefits, the executive must execute and comply with a separation agreement and general release of all claims against Oncocyte.

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Equity Awards Outstanding at Year End

The following table summarizes certain information concerning stock options and other equity awards granted by us under the Option Plan and the Incentive Plan held as of December 31, 2020 by our Named Executive Officers:

Equity Awards Outstanding At Year-End

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable (1)		Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares of units of stock that have not vested ($)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ronald Andrews	20,000	(2)	—		—	$2.10	April 1, 2028

	—		—			n/a	n/a	65,000	(3)	$155,350	—	—

	45,000	(4)	—		—	$2.40	August 29, 2028

	—		—			n/a	n/a	106,221	(5)	$253,868	—	—

	336,458	(6)	613,542		—	$2.51	June 30, 2029

	—		50,000	(7)	—	$1.68	June 30, 2030

Mitchell Levine	154,169	(8)	45,831			$5.90	November 15, 2027

	73,958	(9)	17,708		—	$2.35	May 22, 2028

	107,188	(10)	137,812			$3.52	March 13, 2029

	—		—			n/a	n/a	20,000	(12)	$47,800

	—		204,000	(11)		$2.63	February 9, 2030

Albert P. Parker	200,000	(13)	—			$2.30	August 5, 2028,	—
	137,052	(14)	62,498			$3.52	March 13, 2029

	93,500	(15)	110,500			$2.63	February 9, 2030

Padma Sundar	71,250	(16)	108,750			$4.94	May 21, 2029

	—		255,000	(17)		$2.63	February 9, 2030

(1)	Except as otherwise indicated below, one quarter of the options shall vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment.

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(2)	The date of grant was April 2, 2018 for services of Mr. Andrews as a non-employee director of Oncocyte. The options vested on the first anniversary of the grant date.

(3)	The date of grant of the RSUs was July 1, 2019. The RSUs will vest upon completion of two years of continuous service as an employee from the grant date. The market value of the RSUs was determined based on the closing price of Oncocyte common stock on December 31, 2020.

(4)	The date of grant was August 30, 2018 for services of Mr. Andrews as a non-employee director of Oncocyte. The options vested on the first anniversary of the grant date.

(5)	Mr. Andrews agreed to accept RSUs for 106,221 shares of common stock under our Incentive Plan in lieu of $279,360 in cash as part of his discretionary bonus. The 106,221 shares of RSUs were determined based on the cash payable value of $279,360 divided by the $2.63 per share closing price of Oncocyte common stock on May 7, 2020. The RSUs will vest on May 7, 2021, the anniversary of the grant date. The market value of the RSUs shown above was determined based on the closing price of Oncocyte common stock on December 31, 2020.

(6)	The date of grant was July 1, 2019.

(7)	The date of grant was July 1, 2020.

(8)	These options were granted to Mr. Levine upon his appointment as Chief Financial Officer on November 16, 2017.

(9)	The date of grant was May 23, 2018. Included in the number of options exercisable is 41,666 options which vested in June 2020 based on certain performance conditions for vesting having been met.

(10)	The date of grant was March 14, 2019.

(11)	The date of grant was February 10, 2020.

(12)	The date of the grant was April 28, 2020 and the 20,000 restricted stock units will vest one year from the date of grant. The market value of the RSUs was determined based on the closing price of Oncocyte common stock on December 31, 2020.

(13)	The date of grant was August 6, 2018. The number of exercisable options includes 65,000 options that vested during June 2020 upon on the attainment of certain performance conditions required for vesting, and includes additional stock options that vested through acceleration, pursuant to Mr. Parker’s CIC Agreement, upon the termination of Mr. Parker’s employment in December 2020.

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(14)	The date of grant was March 14, 2019. The number of exercisable options includes stock options that vested through acceleration, pursuant to Mr. Parker’s CIC Agreement, upon the termination of Mr. Parker’s employment in December 2020.

(15)	The date of grant was February 10, 2020. The number of exercisable options includes stock options that vested through acceleration, pursuant to Mr. Parker’s CIC Agreement, upon the termination of Mr. Parker’s employment in December 2020.

(16)	The date of grant was May 22, 2019.

(17)	The date of grant was February 10, 2020.

The Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Inventive Plan, and is qualified by the full terms of the Incentive Plan.

We have adopted the Incentive Plan that permits us to grant awards, or Awards, consisting of stock options, the grant or sale of restricted stock (“Restricted Stock”), the grant of stock appreciation rights (“SARs”), and the grant of hypothetical units issued with reference to our common stock (“Restricted Stock Units” or “RSUs”), for up to 11,000,000 shares of our common stock. The Incentive Plan also permits Oncocyte to issue such other securities as our Board of Directors (the “Board”) or the Compensation Committee (the “Committee”) administering the Incentive Plan may determine. Awards of stock options, Restricted Stock, SARs, and RSUs (“Awards”) may be granted under the Incentive Plan to Oncocyte employees, directors, and consultants.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events. Awards may not vest, in whole or in part, earlier than one year from the date of grant. Vesting of an Award after the date of grant may be accelerated only in the limited circumstances specified in the Incentive Plan. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period, or a combination of actual and pro rata achievement of performance goals.

No person shall be granted, during any one-year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or RSUs with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to Oncocyte employees and employees of subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of Oncocyte stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of the common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

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The exercise price of an option may be payable in cash or in common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms, and other restrictions. The price at which Restricted Stock may be issued or sold will be not less than 100% of fair market value. Employees or consultants, but not executive officers or directors, who purchase Restricted Stock may be permitted to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. Restricted Stock may also be issued for services actually performed by the recipient prior to the issuance of the Restricted Stock. Unvested Restricted Stock for which we have not received payment may be forfeited, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set with respect to the particular Award, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in shares of common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by the Board or Committee. No shares of common stock shall be issued at the time a RSU is granted. A recipient of Restricted Stock Units shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to a RSU, we will either issue to the recipient, without charge, one share of common stock per RSU or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of the Board or Committee, each RSU (representing one share of common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or in shares of common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares, or a combination of shares and cash, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a common share on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free-standing SARs or in tandem with options. No SAR may be exercised later than 10 years after the date of grant.

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The exercise price of an SAR shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of Oncocyte common stock. The fair market value is generally determined by the closing price of Oncocyte common stock on the Nasdaq Stock Market LLC or any other national securities exchange or inter-dealer quotation system on which Oncocyte common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We do make contributions to 401(k) plans for participating executive officers and other employees.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as of April 30, 2021 concerning beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock. Information concerning certain beneficial owners of more than 5% of the outstanding common stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

Shareholder	Number of Shares	Percent of Total

Broadwood Partners, L.P. (1) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	18,409,051	20.36%

Pura Vida Investments, LLC (2) Efrem Kamen 150 East 52nd Street, Suite 32001 New York, NY 10022	12,223,953	13.61%

George Karfunkel 126 East 56th Street/15th Floor New York, New York 10022	5,120,000	5.70%

(1)	Includes 17,832,445 shares beneficially owned by Broadwood Partners, L.P. and 3,145 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P. Neal Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. share voting power over and may be deemed to beneficially own the shares owned by Broadwood Partners, L.P. The shares owned by Broadwood Partners, L.P. include 573,461 shares that may be acquired upon the exercise of certain warrants.

(2)	Includes shares held by Pura Vida Master Fund, Ltd. (the “Pura Vida Master Fund”) and certain separately managed accounts (the “Accounts”). Pura Vida Investments, LLC (“PVI”) serves as the investment manager to the Pura Vida Master Fund and the Accounts. Efrem Kamen serves as the managing member of PVI. PVI and Mr. Kamen may be deemed to have shared voting and dispositive power with respect to the shares owned directly by the Pura Vida Master Fund and the Accounts. PVI and Mr. Kamen disclaim beneficial ownership of those shares except to the extent of their pecuniary interest therein.

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Security Ownership of Management

The following table sets forth information as of April 30, 2021 concerning beneficial ownership of our common stock and equity awards by each member of the Board of Directors, all Named Executive Officers, and all executive officers and directors as a group.

	Number of Shares	Percent of Total
Ronald Andrews (1)	757,609	*%

Mitchell Levine (2)	530,767	*%

Padma Sundar (3)	182,928	*%

Albert Parker (4)	350,420	*%

Alfred D. Kingsley (5)	816,523	*%

Andrew Arno (6)	368,016	*%

Andrew J. Last (7)	233,690	*%

Cavan Redmond (8)	341,830	*%

Melinda Griffith (9)	102,000	*%

Jennifer Levin Carter (10)	-

All executive officers and directors as a group (11 persons) (11)	3,767,225	4.06%

*Less than 1%

(1)	Includes 520,208 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days, 106,221 RSUs that will vest within 60 days, and 17,482 shares that may be acquired upon the exercise of certain warrants. Excludes 1,044,792 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days and 65,000 RSUs that are currently unvested and will not vest within 60 days.

(2)	Includes 465,192 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days, and 3,495 shares that may be acquired upon the exercise of certain warrants. Excludes 530,474 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

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(3)	Includes 178,751 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 552,049 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4)	Includes 339,834 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days. Excludes 122,497 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(5)	Includes 384,111 shares held solely by Mr. Kingsley, and 75,345 shares held by Greenbelt Corp. and 18,767 shares held by Greenway Partners, LP, which are affiliates of Mr. Kingsley. Mr. Kingsley disclaims beneficial ownership of 15,069 shares held by Greenbelt Corp. Includes 338,300 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(6)	Includes 203,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 52,447 shares that may be acquired upon the exercise of certain warrants.

(7)	Includes 203,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 6,993 shares that may be acquired upon the exercise of certain warrants.

(8)	Includes 218,520 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days and 52,447 shares that may be acquired upon the exercise of certain warrants.

(9)	Includes 102,000 shares that may be acquired through the exercise of stock options that are presently exercisable or that may become exercisable within 60 days.

(10)	Excludes 57,000 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(11)	Includes 2,647,970 shares and that may be acquired upon the exercise of certain stock options that are presently exercisable or that may become exercisable within 60 days, 106,221 RSUs that will vest within 60 days, and 132,864 shares that may be acquired upon the exercise of certain warrants. Excludes 2,733,687 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days, and 65,000 RSUs that are currently unvested and will not vest within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Shared Facilities Agreement and Relationship with Lineage

During 2009 Oncocyte and Lineage entered into a Shared Facilities Agreement pursuant to which Lineage provided Oncocyte with the use of office and laboratory facilities, laboratory and office equipment and supplies, utilities, insurance, and the services of Lineage employees and contractors, for which we have reimbursed Lineage, either through cash payments, shares of our common stock, or delivering convertible promissory notes. Lineage provided us with the use of its facilities, equipment and supplies, utilities, and personnel at its cost until 2016, and at its cost plus 5% thereafter. Oncocyte ceased using shared services from Lineage during October 2019 and ceased using Lineage’s office and laboratory facilities under the Shared Facilities Agreement effective December 31, 2019 at which time the Shared Facilities Agreement terminated. Total fees incurred under the Shared Facilities Agreement during 2019 were $1.2 million, which have been paid in full.

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Prior to January 7, 2021, Lineage beneficially owned more than 5% of the outstanding shares of Oncocyte common stock. Alfred D. Kingsley, who is a member of our Board of Directors, is also a director of Lineage. Broadwood Partners, L.P. (“Broadwood”) beneficially owns more than 5% of the outstanding common shares of Lineage. All of our directors and beneficial owners of more than 5% of our outstanding common stock (“5% Shareholders”) as reported in this Report, in the aggregate beneficially own more than 20% of the outstanding common shares of Lineage. The fact that certain of our directors and 5% Shareholders own Lineage common shares should not be considered to mean that they constitute or are acting in concert as a “group” with respect to those shares or that they otherwise share power or authority to vote or dispose of the shares that each of them own.

Certain Sales of Equity Securities

During March 2018, Oncocyte entered into securities purchase agreements with Broadwood and George Karfunkel, each of whom beneficially own more than 5% of our outstanding common stock, pursuant to which Broadwood purchased 3,968,254 shares of common stock, and Mr. Karfunkel purchased 3,968,254 shares of common stock for $1.26 per share. Under the securities purchase agreements, we agreed to register the shares for resale under the Securities Act of 1933, as amended (the “Securities Act”), not later than 60 days after the closing of the sale of the shares. We also agreed to pay liquidated damages calculated in the manner provided in the securities purchase agreement if we did not file the registration statement in a timely manner. Because the registration statement was not filed as required by the securities purchase agreement, during 2019 we paid $300,000 to Broadwood on account of liquidated damages owed.

During February 2019, Broadwood purchased 533,333 shares of our common stock for $3.75 per share, the same price paid by other investors, in an underwritten public offering of our common stock.

During November 2019, we sold a total of 5,058,824 shares of common stock for $1.70 per share in cash in an offering registered under the Securities Act. Broadwood purchased 1,176,471 shares, and certain funds and accounts managed by Pura Vida Investments, LLC (“Pura Vida”) purchased 2,941,176 shares, on the same terms as other investors.

During January 2020, we sold 768,376 shares of common stock to Broadwood, and 2,755,400 shares of common stock to certain funds and accounts managed by Pura Vida, for $2.156 per share in an offering registered under the Securities Act.

During April 2020, we sold a total of 4,733,700 shares of common stock for $2.27 per share in cash in an offering registered under the Securities Act. Broadwood purchased 1,050,000 shares, and certain funds and accounts managed by Pura Vida Investments purchased 600,000 shares, on the same terms as other investors.

During January 2021, we sold a total of 7,301,410 shares of our common stock for $3.424 per share in an offering registered under the Securities Act. Broadwood purchased 1,460,280 shares, and certain funds and accounts managed by Pura Vida Investments purchased 5,841,130 shares, on the same terms as other investors.

During February 2021, we sold a total of 8,947,000 shares of our common stock for $4.50 per share in an offering registered under the Securities Act. Broadwood purchased 600,000 shares on the same terms as other investors.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of Exchange Act, requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other Oncocyte equity securities.

To our knowledge, based solely on our review of the copies of Forms, 3 and 4 and amendments thereto filed during the last fiscal year, and Forms 5 and amendments thereto filed with respect to the last fiscal year, by the Reporting Persons, or written representation from the Reporting Persons that no Form 5 was required, Ronald Andrews and Mitchell Levine each were delinquent in filing one Form 4.

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RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Board of Directors has selected OUM & Co., LLP (“OUM”) as our independent registered public accountants. OUM has served as our independent registered public accountants since the fourth quarter of 2015. The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of OUM to serve as our independent registered public accountants for the fiscal year ending December 31, 2021.

Required Vote

Approval of the selection of OUM to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting in person or by proxy on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of OUM to audit our financial statements.

We expect that a representative of OUM will be present at the Meeting, in person or by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of OUM as Our

Independent Registered Public Accountants

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

OUM audited our annual financial statements for the fiscal years ended December 31, 2020 and 2019. The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2020 and 2019 by OUM:

	2020	2019
Audit Fees (1)	$206,400	$179,780
Audit Related Fees (2)	145,202	80,064
Total Fees	$351,602	$259,844

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of Oncocyte’s annual financial statements included in our Annual Report on Form 10-K, and review of the interim financial statements included in our Quarterly Reports on Form 10-Q, as applicable, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. During 2020, all of the fees paid to OUM were approved by the Audit Committee.

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COMMON STOCK AMENDMENT PROPOSAL

We are asking our shareholders to approve an amendment (the “Common Stock Amendment”) to our Articles of Incorporation that, if approved, will increase the authorized number of shares of our common stock, no par value, (“Common Stock”) to 230,000,000 shares from the currently authorized number of 150,000,000 shares. We refer to this proposal as the Common Stock Amendment Proposal.

The operative provision of the proposed Common Stock Amendment would read as follows:

“Article FOUR of the Articles of Incorporation of the corporation is amended to read as follows:

FOUR: The corporation is authorized to issue two classes of shares, which shall be designated “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the corporation is authorized to issue is 230,000,000, and the number of shares of Preferred Stock which the corporation is authorized to issue is 5,000,000. The Preferred Stock may be issued in one or more series as the board of directors may by resolution designate. The board of directors is authorized to fix the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the Preferred Stock as a class, or upon any wholly unissued series of Preferred Stock. The board of directors may, by resolution, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series.”

The text of the proposed Common Stock Amendment is subject to modification to include such changes as our Board determines to be necessary or advisable to effect the Common Stock Amendment Proposal.

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Common Stock Amendment Proposal to be approved in accordance with the requirements of California law and our Amended and Restated Bylaws, the affirmative vote of the holders of not less than a majority of our outstanding shares entitled to vote is required. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Common Stock Amendment Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine” under applicable stock exchange rules. If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. We believe the Common Stock Amendment Proposal is a “routine” matter and, as a result, we do not expect there to be any broker non-votes for this proposal, however the determination as to whether a broker may vote will be determined by the broker. If you do not vote your shares for a routine matter, your broker will have the discretion to vote your shares and their vote might not reflect the vote you would have cast if you had voted by proxy. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Common Stock Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Common Stock Amendment Proposal, your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Common Stock Amendment Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the Common Stock Amendment Proposal requires the affirmative vote of a majority of our outstanding shares of common stock, an abstention on the Common Stock Amendment Proposal has the effect of a vote against the Common Stock Amendment Proposal.

The Board of Directors Recommends a Vote “FOR”

Approval of the Common Stock Amendment Proposal

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Reasons for the Common Stock Amendment Proposal

Our Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital, making acquisitions using our equity as consideration, awarding equity compensation or pursuing other corporate purposes. As of April 30, 2021, we had 89,825,589 shares of Common Stock issued and outstanding, approximately 11,215,000 shares of Common Stock reserved for issuance upon the exercise of outstanding stock options and upon vesting of restricted stock units, approximately 456,000 shares of our common stock available for future grants under our Incentive Plan and 3,135,662 shares of Common Stock reserved for issuance upon the exercise of outstanding stock purchase warrants, leaving only approximately 45,367,000 shares of Common Stock available to Oncocyte for use in raising capital, making acquisitions, or pursuing other corporate purposes. Oncocyte is not yet receiving sufficient revenues from its cancer tests and pharma services business to finance its operations and the growth of its business, and until such time as its revenues are sufficient it will need to raise additional capital, which may occur through the sale of Common Stock, preferred stock, and securities convertible into or exercisable for shares of Common Stock or preferred stock. We are not presently a party to any financing agreements that requires us to sell shares of Common Stock or other securities, although it is our plan to enter into an agreement with an investment banking firm pursuant to which we may offer and sell shares of Common Stock from time to time for cash in “at-the-market” transactions, and we may also sell Common Stock in other transactions from time to time based on our need for financing, market conditions, investor interest, and other relevant factors. However, even if the Common Stock Amendment is approved we may not be able to raise capital in amounts sufficient for our needs or on terms we deem acceptable.

Our Board of Directors has approved, and we are asking our shareholders to approve at the Meeting, an amendment to our Incentive Plan to make an additional 10,000,000 shares of Common Stock available for the grant of Awards under the Incentive Plan.

We have expanded our technology and product portfolios through acquisitions of other companies or the assets of other companies in our field, and we are continuing to consider additional potential acquisition candidates although we are not presently a party of any acquisition agreements that require us to issue, or pursuant to which we may issue, shares of Common Stock. To finance those acquisitions, we have issued or have agreed to issue shares of Common Stock to the shareholders of those companies as consideration for the acquisition, and we have also sold shares of Common Stock to raise cash for the purchase of shares in those companies or to make other payments such as milestone payments as part of the acquisition price, and to finance the operation of the acquired businesses or our use of the acquired assets.

Contingent Obligations to Issue Common Stock to Razor Shareholders

In connection with our initial equity investment in our subsidiary Razor Genomics, Inc. (“Razor”), during September 2019, we entered into certain agreements with Razor and its former shareholders, including a Development Agreement pertaining to a clinical trial for the purpose of promoting commercialization of our lead cancer related laboratory test DetermaRx™. Upon completion of enrollment of the full number of patients for the clinical trial, we will issue to the former Razor shareholders shares of Oncocyte Common Stock with an aggregate market value at the date of issue equal to $3 million (“Clinical Trial Milestone Payment”). We cannot determine the number of shares of our Common Stock that might be issued to make the Clinical Trial Milestone Payment, if the conditions to making that payment is met, because the number of shares issuable will depend on the market price of our Common Stock at the time of the payment. Further, to comply with applicable stock exchange rules, if the issuance of shares of Oncocyte Common Stock as part of the Clinical Trial Milestone Payment (on a combined basis that includes both shares issued for the Clinical Trial Milestone Payment and shares previously issued to former Razor shareholders in our acquisition of the outstanding shares of Razor common stock) would exceed 19.99% of the issued and outstanding shares of Oncocyte Common Stock or the outstanding voting power of our shares as of the date of the Purchase Agreement related to our initial investment in Razor, we may deliver a number of shares of Common Stock that would not exceed that combined 19.99% limit and an amount of cash necessary to bring the combined value of cash and shares to $3 million to make the Clinical Trial Milestone Payment.

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Right to Issue Common Stock to Former Insight Shareholders and Former Chronix Shareholders as Milestone Payments

During January 2020, we acquired Insight Genetics, Inc. (“Insight”) pursuant to an Agreement and Plan of Merger (the “Insight Merger Agreement”). Under the terms of the Insight Merger Agreement, we may be obligated to pay former Insight shareholders post-acquisition contingent milestone payments of up to $6.0 million in any combination of cash or shares of Oncocyte Common Stock if certain milestones are achieved with respect to our DetermaIO™ cancer therapy selection laboratory test. During April 2021, we acquired Chronix Biomedical, Inc. (“Chronix”) through an Agreement and Plan of Merger (the “Chronix Merger Agreement”). As additional consideration for the acquisition of Chronix, we have agreed to pay to holders of certain classes and series of Chronix stock up to $14 million in any combination of cash or Common Stock if certain milestones are achieved. We will determine whether the milestone payments for the Insight and Chronix acquisitions will be made in cash, in Common Stock, or in a combination of cash and Common Stock at the time the payments are due. We cannot determine the number of shares of our Common Stock that might be issued to make the milestone payments because we may choose to pay cash and not issue shares for milestone payments, and if we do elect to issue shares, the number of shares of Common Stock that we might issue will depend on the market price of our Common Stock at the time of the respective payments.

Certain Effects of the Common Stock Amendment Proposal

If approved by our shareholders, the Common Stock Amendment will allow Oncocyte to issue shares of Common Stock to accommodate its foreseeable needs and objectives without further approval by Oncocyte shareholders. By increasing the authorized number of shares of Common Stock in advance of any specific transactions, we will be able to act in a timely manner when an opportunity involving the issuance of Common Stock arises, or when our Board of Directors believes it is in the best interests of Oncocyte and our shareholders to take action, without the delay, uncertainty and expense that could be involved in obtaining shareholder approval in the midst of that opportunity. The additional shares of Common Stock being authorized by the Common Stock Amendment will be unreserved and available for issuance. No further shareholder authorization would be required prior to the issuance of those shares of Common Stock by us, except where approval by our shareholders is required under Nasdaq Stock Market rules or the California Corporations Code.

The additional shares of Common Stock authorized by adoption of the Common Stock Amendment have rights identical to the currently outstanding shares of Common Stock. Adoption of the Common Stock Amendment and issuance of any newly authorized shares of Common Stock will not affect the rights of the holders of the currently outstanding shares of Common Stock, except for effects incidental to increasing the number of our shares of Common Stock outstanding, such as dilution of the earnings (loss) per share and voting rights of current holders of shares of Common Stock.

The increase in authorized shares of Common Stock could make more difficult or discourage attempts to obtain control of Oncocyte, thereby having an anti-takeover effect. The increase in the authorized Common Stock was not proposed by our Board of Directors in response to any known threat to acquire control of Oncocyte.

Our Articles of Incorporation currently provide our Board of Directors with the authority to issue up to 5,000,000 shares of preferred stock and to determine the preferences, limitations and relative rights of shares of preferred stock and to fix the number of shares of preferred stock constituting any series and the designation of such series, without any further vote or action by our shareholders. This authority of the Board of Directors will not be changed by the Common Stock Amendment, and the Common Stock Amendment will not increase the total number of shares of preferred stock that the Board of Directors may determine to issue.

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NAME CHANGE AMENDMENT PROPOSAL

We are asking our shareholders to approve an amendment to our Articles of Incorporation (the “Name Change Amendment”) that, if approved by our shareholders at the Meeting, will officially change the spelling of our name from OncoCyte Corporation to Oncocyte Corporation. The operative provision of the proposed Name Change Amendment would read as follows:

“Article ONE of the Articles of Incorporation of the corporation is amended to read as follows:

ONE:	The name of this corporation is Oncocyte Corporation.”

The text of the proposed Name Change Amendment is subject to modification to include such changes as our Board determines to be necessary or advisable to effect the Name Change Amendment Proposal.

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Name Change Proposal to be approved in accordance with the requirements of California law and our Amended and Restated Bylaws, the affirmative vote of the holders of not less than a majority of our outstanding shares entitled to vote is required. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Name Change Amendment Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. However, the brokers will determine whether the Name Change Amendment Proposal is a “routine” matter upon which they can vote or a “non-routine” matter upon which they cannot vote without voting instructions from the beneficial holder of shares. If you do not vote your shares for a routine matter, your broker will have the discretion to vote your shares and their vote might not reflect the vote you would have cast if you had voted by proxy. Further, if you do not vote your shares for the Name Change Amendment Proposal, and if your broker determines that the Proposal a “non-routine” matter, your broker will not have the discretion to vote your shares and the resulting broker non-vote will have the effect of a vote against the Name Change Amendment Proposal because the affirmative vote of not less than a majority of our outstanding shares entitled to vote is required for approval. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Name Change Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Name Change Amendment Proposal, your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Name Change Amendment Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the Name Change Amendment Proposal requires the affirmative vote of a majority of our outstanding shares of Common Stock, an abstention on the Name Change Amendment Proposal has the effect of a vote against the Name Change Amendment Proposal.

The Board of Directors Recommends A Vote “FOR” the

Approval of the Name Change Amendment Proposal

Reasons for the Name Change Amendment Proposal

The Name Change Amendment Proposal reflects the development of our branding efforts for our diagnostic tests and pharma services, which are generally offered in sales, promotional, and educational materials under the Oncocyte name without the use of a capitalized second letter C. Eliminating the second capital C also reduces the emphasis on “cyte” as a reference to cells or cellular medicine, as the focus of our diagnostic test pipeline and pharma services is on RNA, DNA and other factors rather than cells. We also believe that the proposed change in the style of the formal corporate name will make it easier for our customers, suppliers, and contractors to properly present our corporate name when documenting transactions with us.

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INCENTIVE PLAN AMENDMENT PROPOSAL

We are asking our shareholders to approve an amendment to our Incentive Plan (the “Incentive Plan Amendment”) that, if approved, will make an additional 10,000,000 shares of our Common Stock available for the grant of Awards to our employees, directors, and consultants.

Vote Required; Effect of Abstentions and Broker Non-Votes

Approval of the Incentive Plan Amendment requires the affirmative vote of a majority of the shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Incentive Plan Amendment Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. However, we believe the Incentive Plan Amendment Proposal is a “non-routine” matter because it relates to executive compensation and, as a result, we expect that brokers or nominees will not vote on this proposal unless the beneficial owners of the Oncocyte shares they hold instruct them how to vote. Accordingly, if you do not vote your shares for the Incentive Plan Amendment Proposal, it is likely that your broker will not vote your shares for you on this Proposal. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Incentive Plan Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Incentive Plan Amendment Proposal, your shares will not be counted for purposes of determining whether the Incentive Plan Amendment Proposal has received an affirmative vote sufficient for approval.

The Board of Directors Recommends A Vote “FOR” the

Approval of the Incentive Plan Amendment Proposal

A copy of the full text of the Incentive Plan Amendment is attached to this Proxy Statement as Appendix A. A summary of the Incentive Plan can be found in this Proxy Statement under “EXECUTIVE COMPENSATION-The Incentive Plan.”

Reasons for the Incentive Plan Amendment Proposal

Stock options and other equity-based Awards are an important part of employee and director compensation packages. The Board strongly believes that our ability to attract and retain the services of employees, consultants, and directors depends in great measure upon our ability to provide the kind of incentives that are derived from the ownership of stock, stock options, and other equity based incentives that are offered by other diagnostic companies. We believe that we will be placed at a serious competitive disadvantage in attracting and retaining capable employees, consultants, and directors at a critical time in our corporate development, unless the Incentive Plan Amendment is approved by our shareholders.

As of April 30, 2021, approximately 456,000 shares of Common Stock remained available for the grant of Awards under the Incentive Plan, which our Board believes is not sufficient for our needs. As of that date, we had 71 full-time and part-time employees and six non-employee directors who are eligible to receive Awards under the Incentive Plan. We expect to need additional shares for Awards to meet current commitments for Awards granted to certain new employees, to retain our current executives and key employees, and especially to hire new executives and employees for our operations. We also engage consultants from time to time, and generally have had between 10 and 20 individuals providing consulting services this year, and although we may grant consultants equity awards under the Incentive Plan we have no plans to do so at this time. Also, our Amended and Restated Bylaws permit us to have as many as ten directors, which means that the number of non-employee directors eligible to receive Awards under the Incentive Plan may increase in the future as well.

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The Board believes that the addition of 10,000,000 shares of Common Stock for the grant of Awards under the Incentive Plan will fulfill our needs for the near future. Any future increase in the number of shares under the Incentive Plan would be submitted to the shareholders for approval. Although the Incentive Plan Amendment has been approved by our Board of Directors, the Incentive Plan Amendment has not yet been approved by our shareholders.

Future Incentive Plan Awards

Awards under the Incentive Plan are within the discretion of our Compensation Committee and Board of Directors. The exercise price and value of each Award will reflect the market price of our Common Stock at the time of the Award. We have agreed to grant certain new employees options to purchase a total of 867,200 shares of Common Stock subject to shareholder approval of the Incentive Plan Amendment Proposal, including 160,000 options for Li Yu, our new Vice President, Controller and Principal Accounting Officer. It is likely that we will add other employees, including officers, for new product development and commercialization if we successfully complete development and commence commercialization of the cancer tests in our product pipeline, and we may add other administrative personnel, including officers, as the need arises or if we expand our operations through the acquisition of other businesses.

If the Incentive Plan Amendment is approved by our shareholders, the compensation of our executives who can have the most impact on our growth is anticipated to include Performance Shares Awards (PSRUs). The goal these PSRUs is to incentivize these executives to continue to grow our company over the next three to four years, combined with providing additional retention of executive talent. PSRUs will be RSUs that will vest upon the attainment of performance goals set by the Board of Directors or the Compensation Committee. We expect that executives who receive PSRUs will receive fewer stock options. The PSRUs program is anticipated to be implemented in 2021 and will be subject to both Compensation Committee and Board of Directors approval.

Future Awards under the Incentive Plan, including to our non-employee directors and to our officers, are not determinable at this time. Our Compensation Committee and Board of Directors have guidelines for determining option awards based upon the professional level of each employee in the organization, but the ultimate decision to grant Awards will also be based on each employee’s and Oncocyte’s annual performance. Accordingly, the number and value of additional Awards that might be granted to our executive officers and other employees is not presently determinable.

The following table shows certain information concerning the options outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2020 (in thousands, except weighted average exercise price):

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of the Outstanding Options, Warrants, and Rights(1)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans(2)
Oncocyte Stock Option Plans Approved by Shareholders	8,630	$2.75	3,346

(1)	Includes both the Incentive Plan and our discontinued Employee Stock Option Plan.

(2)	All shares remaining available for future issuance are under the Incentive Plan.

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Federal Income Tax Consequence of Participation in the Incentive Plan

The following discussion summarizes certain federal income tax consequences of participation in the Incentive Plan. Although we believe the following statements are correct based on existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may affect the veracity of the discussion.

Incentive Stock Options

Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Incentive Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the Common Stock at the time of such disposition over the amount paid for the shares.

We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of Common Stock acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date the option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of Oncocyte (or of a parent or subsidiary of Oncocyte, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant’s estate or by persons receiving the option or shares under the participant’s will or by intestate succession.

If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the Common Stock on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the Common Stock on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period of the shares of Common Stock. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse us, either directly or through payroll deduction, for all withholding taxes that we are required to pay on behalf of the participant. At the time of the disposition, we will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant’s ordinary income. We may adopt procedures to assist us in identifying such deductions, and may require a participant to notify us of his or her intention to dispose of any such shares.

Regardless of whether a participant satisfies the requisite holding period for his or her option and shares, the participant may be subject to the alternative minimum tax with respect to the amount by which the fair market value of the Common Stock acquired exceeded the exercise price of the option on the date of exercise.

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Other Options

The Incentive Plan also permits us to grant options that do not qualify as incentive stock options. These “non-qualified” stock options may be granted to employees or non-employees, such as persons performing consulting or professional services for us. An Incentive Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value or an exercise price below fair market value of the Common Stock on the date of grant, but the participant will be taxed at the time the option is exercised.

The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the Common Stock on the date of the exercise and the exercise price of the option. We will be allowed a business expense deduction to the extent of the amount of the participant’s taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder’s tax basis in the Common Stock purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.

SARs; Restricted Stock; and Restricted Stock Units

A recipient of an SAR will not recognize taxable income upon the grant of the SAR. The recipient of the SAR will recognize ordinary income upon exercise of the SAR in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of a Restricted Stock Award will not have taxable income upon the grant, unless the Restricted Stock is then vested, or unless the recipient elects under Section 83(b) of the Code to be taxed at the time of grant. Otherwise, upon vesting of the shares, the recipient will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares, if any. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of a Restricted Stock Unit does not recognize taxable income when the Award is granted. When vested Restricted Stock Unit (and dividend equivalents, if any) is settled and distributed, the participant will recognize ordinary income equal to the amount of cash or the fair market value of shares received, less the amount paid for the Restricted Stock Unit, if any.

ERISA

The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

ADJOURNMENT PROPOSAL

If we do not receive a sufficient number of proxies from shareholders to constitute a quorum to conduct business at the Meeting or to approve the Common Stock Amendment Proposal, we may propose to adjourn or postpone the Meeting, whether or not a quorum is present, for a period of not more than 30 days to allow additional time to solicit additional proxies to constitute a quorum for purposes of the Meeting (if we lacked a quorum at the time of the Meeting) or to solicit additional proxies voting in favor of approval of the Common Stock Amendment Proposal. We currently do not intend to propose adjournment or postponement at the Meeting if there are sufficient votes to approve the Common Stock Amendment.

Vote Required

If a quorum is present for the purpose of holding the Meeting and conducting business, the affirmative vote of a majority of the shares of Common Stock present and voting in person or by proxy at the Meeting is required to approve the Adjournment Proposal, provided that the affirmative vote cast constitutes a majority of a quorum. If a quorum is not present for purposes of holding and conducting business at the Meeting other than voting to adjourn, a majority of the shares present and voting in person or by proxy, even if less than a majority of a quorum, would be sufficient to approve the Adjournment Proposal. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the Adjournment Proposal if we propose an adjournment or postponement of the Meeting.

The Board of Directors Recommends a Vote “FOR” the Adjournment Proposal if we submit the proposal to shareholders for a vote at the Meeting.

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PROPOSALS OF SHAREHOLDERS

Shareholders who intend to present a proposal for action at our 2022 Annual Meeting of Shareholders must notify our management of such intention by notice received at our principal executive offices not earlier than February 24, 2022 and not later than March 26, 2022 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2020, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of Oncocyte.

HOW TO ATTEND THE ANNUAL MEETING

IMPORTANT NOTICE:

If you plan to attend the Meeting in person please be aware that in-person attendance could be prohibited or limited by federal, state, or local orders due to the Covid-19 pandemic. We may issue a press release or post on our website or use other communication methods to notify our shareholders of any such limitations that may be imposed and remain in effect after the date of this Proxy Statement. However, due to changing circumstances we may not be able to give advance notice of the number of persons, if any, that may be permitted to attend the Meeting in person. As explained below, we have made arrangements for our shareholders to attend the Meeting online in lieu of attending in person.

Whether you plan to attend the Meeting in person or online, we encourage you to sign and return the enclosed proxy card and indicate how you wish your shares to be voted at the Meeting. If you do attend the Meeting you will be able to revoke your proxy and vote at the Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Attending the Meeting in Peron

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our shareholder list. You will be admitted to the Meeting in person upon showing your proxy card, driver’s license, or other identification.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our shareholder list. If you plan to attend the Meeting in person, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your Proxy Statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own Oncocyte shares. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker or bank, before the Meeting, the proxy form from your broker or bank that accompanied this Proxy Statement.

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Participating in the Meeting Online

This year we have made arrangements for our shareholders to attend and vote at the Meeting online through electronic video screen communication. Shareholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Shareholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by visiting https://web.lumiagm.com/259974801 and following the instructions to log in as a guest using the password oncocyte2021.

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiagm.com/259974801 and use the control number on your proxy card to log on. The password for the Meeting is oncocyte2021.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC to receive an 11-digit control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 18, 2021, five business day before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/259974801 during the Meeting. The password for the meeting is oncocyte2021. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Leslie Angel

Assistant Secretary

May 21, 2021

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ONCOCYTE CORPORATION

2018 EQUITY INCENTIVE PLAN

Section 4.1 of the OncoCyte Corporation 2018 Equity Incentive Plan is amended to read as follows:

4.1 Subject to adjustment in accordance with Section 11, a total of 21,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

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ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 24, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20733030303000001000 2   062421

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2, 3, 4, 5 AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratifying appointment of independent registered public accountants;	☐	☐	☐
3. Approval of an amendment of Articles of Incorporation to increase number of authorized shares of common stock to 230,000,000 shares;	☐	☐	☐
4. Approval of an amendment of Articles of Incorporation to formally change the corporate name from OncoCyte Corporation to Oncocyte Corporation;	☐	☐	☐
5. Approval of an amendment of the 2018 Equity Incentive Plan to make an additional 10,000,000 shares of common stock available for equity awards; and	☐	☐	☐
6. Approval of motion to adjourn meeting to solicit additional proxies.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

June 24, 2021

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

ONLINE AT THE MEETING - The company will be hosting the meeting online live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/259974801 (password: oncocyte2021) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20733030303000001000 2 062421

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2, 3, 4, 5 AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

- ☐ FOR ALL NOMINEES
- ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
- ☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratifying appointment of independent registered public accountants;	☐	☐	☐
3. Approval of an amendment of Articles of Incorporation to increase number of authorized shares of common stock to 230,000,000 shares;	☐	☐	☐
4. Approval of an amendment of Articles of Incorporation to formally change the corporate name from OncoCyte Corporation to Oncocyte Corporation;	☐	☐	☐
5. Approval of an amendment of the 2018 Equity Incentive Plan to make an additional 10,000,000 shares of common stock available for equity awards; and	☐	☐	☐
6. Approval of motion to adjourn meeting to solicit additional proxies.	☐	☐	☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONCOCYTE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

June 24, 2021

The undersigned appoints Cavan Redmond and Ronald Andrews, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of OncoCyte Corporation on June 24, 2021 and any adjournment thereof and to represent and vote all OncoCyte Corporation common shares standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2, 3, 4, 5 and 6. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side.)

1.1

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